UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2004


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


          0-24293                                     43-1309065
  (Commission File Number)                 (IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                63302
(Address of principal executive offices)              (Zip Code)

                                 (636) 946-6525
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

Exhibit
Number    Description
-------   -----------

99.1      Text of press release dated May 17, 2004


Item 12.  Results of Operations and Financial Condition.

On May 17, 2004, LMI Aerospace, Inc. issued a press release announcing its financial performance during the first quarter of 2004. The text of the press release is attached hereto as Exhibit 99.1.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 17, 2004

                              LMI AEROSPACE, INC.


                              By:  /s/ Lawrence E. Dickinson
                                   ---------------------------------------------
                                     Lawrence E. Dickinson
                                     Chief Financial Officer and Secretary